Exhibit 99.2

KNIGHT TRADING GROUP RESTRUCTURES EQUITY MARKETS SEGMENT

Equities businesses organized into Broker-Dealer, Institutional and Electronic Services groups

JERSEY CITY, New Jersey (April 4, 2005) – Knight Trading Group, Inc. (Nasdaq: NITE) today announced that the company has restructured its Equity Markets business segment into three primary groups: Broker-Dealer, Electronic Services and Institutional.

“Our restructuring of Knight’s equities segment will help the company operate more strategically and efficiently,” said Thomas M. Joyce, Chairman and Chief Executive Officer of Knight Trading Group. “Different clients have different needs. In recognizing these differences, we can provide the best level of service and the offerings our clients want, with competitive pricing. The newly created Electronic Services Group, for example, recognizes the growing demand from institutional clients for high-technology, low-touch electronic trading. At the same time, the new structure will help us find ways to operate our businesses with greater efficiency, respond quickly and compete more effectively in a market environment that is getting increasingly challenging. Ultimately, each distinct business must demonstrate its value for Knight in order for the company as a whole to achieve long-term success. We are very excited about our prospects going forward given the value we believe this new structure will deliver to our clients and our shareholders.”

The Broker-Dealer Group will be headed by Mony Rueven, Senior Managing Director, who oversees broker-dealer sales, marketing and trading in listed, Nasdaq, Bulletin Board, Pink Sheets and foreign equities.

Electronic Services is a newly created group headed by Derek N. Stein, Executive Vice President. Upon completion of the acquisition of Direct Trading Institutional, Inc., announced today, a direct market access platform will be a core client offering in Electronic Services.

Gregory C. Voetsch, Executive Vice President, is responsible for the Institutional Group, which includes institutional sales and trading for listed, Nasdaq and foreign equities; program sales and trading; and London operations.

Knight will release its first quarter results on Wednesday, April 20, 2005, at 6:00 a.m. Eastern Daylight Time (EDT). The company will conduct its first quarter earnings conference call for analysts, investors and the media at 9:00 a.m. EDT that same day. The conference call will be Webcast live at 9:00 a.m. EDT for all investors and interested parties on Knight’s Web site www.knight.com. In addition, the company will release its monthly volume statistics for March 2005 on its Web site before the start of trading that same day.

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About Knight

Knight is a leading provider of comprehensive trade execution and asset management services. Our Equity Markets business offers institutions and broker-dealers high quality trade execution and capital commitment across the depth and breadth of the equity market. Our Asset Management business, Deephaven Capital Management, is a market-neutral investment manager focused on delivering risk-adjusted returns with low volatility for institutions and high net worth individuals. Knight strives to be a valued partner by providing superior service and continually enhancing its offering to meet client needs.

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Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein; however, readers should carefully review reports or documents the Company files from time to time with the Securities and Exchange Commission including, without limitation, the risks and uncertainties detailed under the headings “Certain Factors Affecting Results of Operations” and “Risks Affecting our Business” in the Company’s Annual Report on Form 10-K.

CONTACTS

Margaret Wyrwas Senior Managing Director, Corporate Communications & Investor Relations 201-557-6954 or mwyrwas@knighttrading.com	Greta Morley Vice President, Marketing Communications & Public Relations 201-557-6948 or gmorley@knighttrading.com

Kara Fitzsimmons Vice President, Corporate Communications 201-356-1523 or kfitzsimmons@knighttrading.com	Molly McDowell Analyst, Corporate Communications & Investor Relations 201-356-1723 or mmcdowell@knighttrading.com